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                                                                   Exhibit 10.2



                         EMPLOYMENT AGREEMENT EXTENSION


This EMPLOYMENT AGREEMENT EXTENSION (hereinafter referred to as this "AGREEMENT EXTENSION"), is entered into effective the 1st day of January, 2001, by and between Bridgeport Savings and Loan Association, a savings and loan association incorporated under Ohio law (hereinafter referred to as the "EMPLOYER") and Jon
W. Letzkus, an individual (hereinafter referred to as the "EMPLOYEE");

                                   WITNESSETH

       WHEREAS, the EMPLOYEE is currently employed as the President and Managing Officer of the EMPLOYER; and

       WHEREAS, the EMPLOYER and the EMPLOYEE are parties to an employment agreement dated January 1, 1999 (the "EMPLOYMENT AGREEMENT"); and

       WHEREAS, Section 1(b) of the EMPLOYMENT AGREEMENT provides that the Board of Directors of the EMPLOYER may extend the term of the EMPLOYMENT AGREEMENT for a one-year term beyond the then effective expiration date, provided the Board has determined that the EMPLOYMENT AGREEMENT should be extended; and

       WHEREAS, as a result of the skill, knowledge and experience of the EMPLOYEE, the Board of Directors of the EMPLOYER has determined that the EMPLOYMENT AGREEMENT should be extended; and

       WHEREAS, the EMPLOYEE desires to continue to serve as the President and Managing Officer of the EMPLOYER and to consent to the extension of the EMPLOYMENT AGREEMENT;

       NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the EMPLOYER and the EMPLOYEE hereby agree as follows:

1. EXTENSION OF TERM OF EMPLOYMENT AGREEMENT. The term of the EMPLOYMENT AGREEMENT is extended for a one year period and shall end on December 31, 2003 (the "EXTENDED TERM"), unless extended by the EMPLOYER with the consent of the EMPLOYEE as provided in subsection (b) of Section 1 of the EMPLOYMENT AGREEMENT.

2. EFFECT OF PRIOR AGREEMENTS. All of the terms and conditions of the EMPLOYMENT AGREEMENT shall remain in full force and effect during the EXTENDED TERM.

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       IN WITNESS WHEREOF, the EMPLOYER has caused this AGREEMENT EXTENSION to be executed by its duly authorized officer, and the EMPLOYEE has consented to and signed this AGREEMENT EXTENSION, each as of the day and year first above written.

Attest:                                 Bridgeport Savings and Loan Association

/s/ John O. Costine                     By:/s/ Manuel C. Thomas
--------------------------------            ------------------------------------
John O. Costine                                Manuel C. Thomas, its Chairman


Attest:


/s/ Patricia Gorham                     /s/ Jon W. Letzkus
---------------------------------       ----------------------------------------
Patricia Gorham                         Jon W. Letzkus



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